UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 26, 1999
                                                         ---------------

                                 TRM CORPORATION


 Oregon                                   0-19657            93-0809419
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(State or other jurisdiction of          (Commission        (IRS Employer
 incorporation or organization)           File No.)          Identification No.)


 5208 N.E. 122nd Avenue, Portland, OR                        97230
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(Address of principal executive offices)                    (Zip Code)


                                 (503) 257-8766
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              (Registrant's telephone number, including area code)


                                    No Change
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          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountants
------------------------------------------------------

     (a)  Previous Independent Accountants

          (i) On August 26, 1999, TRM Corporation ("TRM") dismissed its previous certifying accountant, KPMG LLP ("KPMG").

          (ii) The audit reports of KPMG on the consolidated financial statements of TRM and subsidiaries as of December 31, 1998 and June 30, 1998 and 1997, and for the six months ended December 31, 1998 and for each of the years in the two-year period ended June 30, 1998, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

          (iii) The decision to change accountants was approved by the Audit Committee of TRM's Board of Directors.

          (iv) In connection with the audits of the six-month period ending December 31, 1998 and the two fiscal years ending June 30, 1998, and the subsequent interim period through August 26, 1999, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

          (v) TRM requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16 and is incorporated herein by reference.

     (b)  New Independent Accountants

               TRM engaged PricewaterhouseCoopers LLP ("PWC") as its new certifying accountant as of August 27, 1999. During the two most recent fiscal years and through the date hereof, TRM has not consulted with PWC regarding any matters specified in Items 304(a)(2)(i) or (ii) of Regulation S-K under the Securities Exchange Act of 1934.

Item 7. Financial Statements and Exhibits
-----------------------------------------

     (c)  Exhibits

          16. Letter from KPMG LLP re change in certifying accountant.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 1999

                                       TRM CORPORATION



                                       By SHAMI PATEL
                                          --------------------------------------
                                          Shami Patel
                                          Vice President, Finance and
                                          Chief Financial Officer

                                  EXHIBIT INDEX


                                                                      Sequential
Exhibit No.                       Description                          Page No.
-----------                       -----------                         ----------

    16               Letter from KPMG LLP re change
                     in certifying accountant.